AXIS Capital Holdings Limited Investment Portfolio Supplemental Information and Data September 30, 2009 Exhibit 99.3

Cautionary Note on Forward Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements”*within the meaning of the U.S. federal securities laws, including the Private
Securities Litigation Reform Act of 1995.*We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some*cases, these statements can be identified by the use of forward-
looking words such as “may,”*“should,”*“could,”
“anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions.*Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.*Forward-looking statements contained in this presentation may include, but are not limited to, information regarding measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• the occurrence of natural and man-made disasters,
• actual claims exceeding our loss reserves,
• general economic, capital and credit market conditions,
• the failure of any of the loss limitation methods we employ,
• the effects of emerging claims and coverage issues,
• the failure of our cedants to adequately evaluate risks,
• the loss of one or more key executives,
• a decline in our ratings with rating agencies,
• loss of business provided to us by our major brokers,
• changes in accounting policies or practices,
• changes in governmental regulations,
• increased competition,
• changes in the political environment of certain countries in which we operate or underwrite business, and
• fluctuations in interest rates, credit spreads, equity prices and/or currency values.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Total Cash and Investments
Total Cash and Investments: $11.8 Billion
Total Portfolio Allocation
Total Portfolio Ratings Allocation
Note:  Other investments include hedge funds, CLO equity tranches, credit funds and short duration high yield funds
(As of September 30, 2009)
Equities
1%
Short Term
Investments
2%
Other Investments
5%
Municipals
6%
Corporates
29%
Foreign Govt Agency
5%
Cash & Cash
Equivalents
10%
US Govt/Agency
16%
Agency MBS
15%
ABS
3%
Non Agency RMBS
2%
Non Agency CMBS
6%
Other Investments
(unrated)
5%
US
Govt/Agency/Cash &
Cash Equivalents
41%
A
15%
BBB
9%
Below BBB
1%
Equities
1%
AA
8%
AAA
20%

Non-Agency CMBS: Detail
Fair Value ($ in millions)
Net Unrealized Loss ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
$11
-
-
-
11
-
-
BBB
$8 $ - $ - $8 2009
Vintage AAA AA A Total
2008 15 - - 15
2007 123 16 24 174
2006 162 4 13 179
2005 99 14 7 121
Other 229 10 1 240
Total $636 $44 $45 $737
$(6)
Net
Unrealized $(29) $(8) $- $(42)

Key Characteristics
• 86.4% AAA, 95.8% senior/super senior tranches
• 157 securities
• Weighted average life of 4.7 years
• Duration of 3.79
• Book yield is 5.80%
• Average price of 92% of par
(As of September 30, 2009)
Total Non Agency CMBS: $737 Million
(6% of total portfolio)
$-
$20
$40
$60
$80**
$100
$120
$140
$160
$180
Pre
2001
2002 2003 2004 2005 2006 2007 2008 2009
AAA AA A BBB
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2008 2009
AAA AA A BBB

Non-Agency CMBS: Detail (Continued)
• Average loan to value of the underlying collateral is 70.9
• Average subordination has improved to 27.5% from 25.3% at origination
• Current percentage of defeased collateral is 8.25%
• Average current collateral delinquency is 4.82%
Asset Class
Amortized
Cost
Net Unrealized
Loss Fair Value
Office $258 $(17) $241
Retail 239 (11) 229
Multifamily 124 (6) 118
Hotel 59 (3) 56
Industrial 35 (2) 33
Mixed use 16 (1) 15
Self storage 15 (1) 14
Mobile home 13 (1) 12
Healthcare 4 - 4
Other 16 - 17
Total $779 $(42) $737

108 (12) 121 7.1 – 10
5 - 5 >10
Years to Maturity
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
< 2 $142 $1 $144
2.1 – 3 85 (2) 83
3.1 – 4 61 1 62
4.1 – 5 96 (1) 95
5.1 – 7 268 (28) 240
Total $779 $(42) $737
Collateral Property Type ($ in millions) Maturity Detail ($ in millions)
(As of September 30, 2009)

Investment Grade Fixed Income:  RMBS
Key Characteristics – Non Agency RMBS
• Non-Agency RMBS have an amortized cost
of $265 million with net unrealized loss of
$39 million
• This sector includes prime, Alt-A and
subprime collateral
• Non-Agency RMBS is 59.7% AAA-rated as
detailed on the following slides
Total Agency and Non-Agency RMBS: $2.0 Billion
(17% of total portfolio)
Key Characteristics – Agency RMBS
• Primarily pass-through securities
issued by the Federal Home Loan
Mortgage Corporation, Federal
National Mortgage Association, and the
Government National Mortgage
Association
• These securities have an amortized cost
of $1.7 billion with a net unrealized gain
of $50 million
• Duration of 2.51
• Book yield is 4.69%
(As of September 30, 2009)
Agency RMBS
89%
Non-Agency
RMBS
11%

Non-Agency RMBS: Detail
Fair Value ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
$5
-
-
2
1
2
$-
BBB
$2 $- $- $- $2 2009
Vintage AAA AA A
Below
BBB Total
2007 13 7 - 13 35
2006 9 - - 27 37
2005 39 16 - 19 76
2004 35 - - 1 36
Other 37 3 - - 40
Total $135 $26 $- $60 $226
$(1)
Net
Unrealized $(22) $(4) $ - $(12) $(39)
Net Unrealized Loss ($ in millions)

Key Characteristics
• 59.7% AAA
• 134 securities
• Weighted average life of 5.1 years
• Book yield is 6.10%
• Average price of 85% of par
• Duration of 0.03
(As of September 30, 2009)
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2009
AAA AA A BBB Below BBB
$-
$10
$20
$30
$40
$50
$60
$70
$80
Pre
2001
2002 2003 2004 2005 2006 2007 2009
AAA AA A BBB Below BBB

Non-Agency RMBS: Detail (Continued)
Years to Maturity
Amortized
Cost Net Unrealized Loss Fair Value
< 2 $30 $(2) $28
2.1 – 3 12 (2) 10
3.1 – 4 49 (5) 44
4.1 – 5 55 (9) 46
5.1 – 7 63 (10) 52
7.1 – 10 44 (9) 36
>10 12 (2) 10
Total $265 $(39) $226
Maturity Detail ($ in millions)

•
The fair value of securities with Subprime content is $19 million (Non-Agency RMBS $3 million and ABS $16 million)
• The fair value of securities with Alt-A content is $69 million (Non-Agency RMBS $68 million,
ABS $0.6 million and Agency MBS $0.4 million)
(As of September 30, 2009)
Note: Our Alt-A and Subprime classification is determined by the underlying collateral. A security with any level of Alt-A or Subprime collateral is classified as such even if the collateral is majority prime

Investment Grade Fixed Income:  Corporate Debt
Total Corporate Debt: $3.4 Billion
(29% of total portfolio)
(As of September 30, 2009)
*Medium-Term Notes primarily comprise European credit issuances
Direct Non
Financials
38%
Medium Term
Notes*
10%
Direct Financials
52%
• Average corporate debt rating A
• Weighted average life of  4.28 years
• Duration of 3.09
• Book Yield is 4.03%

Investment Grade Corporate Debt: Financials
Financials by Subsector: $1.8 Billion
(15% of total portfolio)

(As of September 30, 2009)
Commercial Finance
10%
Consumer Finance
2%
Corporate Finance
12%
Brokerage
15%
US Banking
35%
Non US Govt
Guaranteed
1%
Foreign Banks
24%
Insurance
1%
Amortized
Cost
Net Unrealized
Gain/(Loss)
Fair
Value
US Banking $608 $13 $621
Brokerage 248 11 260
Commercial Finance 182 1 183
Consumer Finance 40 1 41
Corporate Finance 211 (3) 208
Foreign Banks 436 (5) 431
Insurance 15 1 16
Non US Govt Guaranteed 14 1 15
Total $1,753 $21 $1,774
• Included in Investment Grade Corporate Debt for
Financials are $311 million of FDIC guaranteed bonds

Corporate Debt - Financials: Detail
136 9 127 JP Morgan Chase
140 2 138 Bank of America
137 2 135 Citigroup
111 4 107 Goldman Sachs
109 3 106 Morgan Stanley
93 2 91 Wells Fargo & Co
Amortized
Cost
Net
Unrealized
Gain Fair Value
General Electric $208 $4 $212
HSBC Holdings PLC 65 1 66
Credit Suisse 56 2 58
American Express 34 1 35
Top 10 Direct Financial Holdings ($ in millions)
117 2 115 BBB
790 20 770 A
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
AAA $441 $5 $446
AA 387 2 389
Below BBB 40 (8) 32
Total $1,753 $21 $1,774
Financials by Rating ($ in millions)
(As of September 30, 2009)

Investment Grade Corporate Debt: Non-Financials
Amortized
Cost
Net Unrealized
Gain
Fair
Value
Communications $338 $17 $355
Consumer cyclicals 106 3 109
Consumer non cyclicals 196 10 206
Electric 204 11 216
Energy 140 8 147
Industrial 131 7 138
Natural gas 43 2 45
Other 11 - 11
Technology 61 3 64
Transportation 16 1 17
Total $1,245 $62 $1,307
Non-Financials By Subsector: $1.3 Billion
(11% of total portfolio)
(As of September 30, 2009)

Subsector Detail ($ in millions)
Consumer cyclicals
8%
Technology
5%
Other
1%
Industrial
11%
Transportation
1%
Communications
27%
Natural gas
3%
Energy
11%
Consumer non
cyclicals
16%
Electric
17%

Top 10 Direct Non-Financial Holdings ($ in millions)
Corporate Debt - Non-Financials: Detail
33 2 31 Duke Energy
49 2 47 AT&T
41 2 39
Time Warner
Cable
29 2 27
Comcast
Corporation
26 2 24
Dominion
Resources Inc
23 - 23 Daimler AG
Amortized Cost
Net Unrealized
Gain Fair Value
Verizon
Communications $114 $7 $121
Anadarko
Petroleum Co 20 1 21
International
Paper Co 19 2 21
Consolidated
Edison Inc 19 1 20
576 26 550 BBB
Amortized Cost
Net Unrealized
Gain Fair Value
AAA $15 $1 $156
AA 100 3 103
A 578 32 610
Below BBB 2 - 2
Total $1,245 $62 $1,307
Non Financials by Rating ($ in millions)

(As of September 30, 2009)

Investment Grade Corporate Debt:
Medium-Term Notes
• Credit issuances accessed via medium-term notes which employ leverage
• Current leverage 0.32 (for each unit of client capital an additional of borrowed capital is employed)
• Investment results driven by changes in credit spreads and the yield based on LIBOR plus the credit spread
• Amortized cost was adjusted to fair value at September 30, 2009 due to other than temporary impairment charges
• Average yield of medium-term notes is LIBOR + 258bps
Fair Value by Region
$361
Fair
Value
3.0
% of Total
Portfolio
Amortized
Cost
Net Unrealized
Gain/(Loss)
Medium-Term Notes $361 $-
Fair Value by Rating Fair Value by Sector
Medium-Term Notes ($ in millions)
(As of September 30, 2009)
Other
4%
Asia
2%
US
2%
UK
27%
Western Europe
61%
Middle East
2%
Eastern Europe
2%
A
36%
AA
12%
AAA
3%
BBB
31%
Below BBB
18%
ABS
9%
Financials
25%
Corporate &
Sovereign
66%

Investment Grade Fixed Income: ABS
Amortized Cost
Net Unrealized
Gain/(Loss) Fair Value
Auto ABS $182 $3 $185
CLO – debt tranches 57 (14) 43
CDO 10 (4) 6
Credit card 55 1 56
Home equity &
home improvement 23 (7) 16
Other ABS 80 1 81
Total $407 $(21) $386

ABS by Subsector: $386 Million
(3% of total portfolio)
(As of September 30, 2009)
Auto ABS
47%
Home equity &
home
improvement
4%
Credit card
15%
CDO
2%
CLO - debt
tranches
11%
Other ABS
21%
Subsector Detail ($ in millions)

ABS: Detail
Years to Maturity Amortized Cost
Net Unrealized
Loss
Fair
Value
< 2 $174 $(2) $172
2.1 – 3 83 - 83
3.1 – 4 19 (3) 16
4.1 – 5 65 (8) 57
5.1 – 7 20 (6) 14
7.1 – 10 37 - 37
>10 9 (3) 6
Total $407 $(21) $386

Maturity Detail ($ in millions)
Vintage Detail ($ in millions)
(As of September 30, 2009)
$11
8
3
-
-
$-
BBB Vintage AAA AA A
Below
BBB Total
2009 $121 $- $- $- $121
2008 105 - - - 105
2007 30 - 4 1 35
2006 42 - - 4 49
Other 32 - 27 9 76
Total $330 $- $31 $14 $386
$(7)
Net
Unrealized $- $ - $(7) $(7) $(21)
Key Characteristics
• 85.5% AAA
• 124 securities
• Weighted average life of  2.83 years
• Duration of 0.90
• Book yield is 3.07%
• Average price of 95% of par
11 (7) 19 BBB
Amortized Cost
Net Unrealized
Loss
Fair
Value
AAA $330 $- $330
AA - - -
A 38 (7) 31
Below BBB 20 (7) 14
Total $407 $(21) $386
Rating Detail ($ in millions)
Net Unrealized Loss ($ in millions)

Fund of
funds
77%
Single
managers
23%
Other Investments Overview
CLO - equity
tranches
12%
Hedge funds
60%
Short
duration high
yield fund
9%
Credit funds
19%
Total Other Investments: $541 million
(5% of total portfolio)
(As of September 30, 2009)

Key Characteristics
• Short duration high yield fund – invests mainly in high yield bonds with an average maturity of years and average rating of
• Credit funds –invest in bank loans, investment grade credit and distressed debt
• CLO equity tranches – equity tranches of cash flow collateralized loan obligations that invest primarily in first-lien bank loans
• Single managers – invest in event driven, equity long short, and energy MLP strategies
Hedge Funds
Total Other Investments

Net Unrealized Gain / (Loss) Summary
138   8 129 Equities
Amortized Cost Net Unrealized Gain Fair Value
Fixed maturities $9,588
$94 $9,683
Short-term investments 283
- 283
Total $10,000 $103 $10,103
As of September 30, 2009)
Invested Assets ($ in millions)

109
(456)
(265)
(52)
(57)
79
(7)
(513)
(274)
(33)
(49)
41
(349)
(178)
(31)
(22)

17
83
(31)
(21)

$(900)
$(750)
$(600)
$(450)
$(300)
$(150)
$-
$150
Dec 2008 Mar 2009 Jun 2009 Sep 2009
US Govt/Agency Foreign Govt Corporates Non Agency CMBS/RMBS
Asset-backed securitites Municipals Short-term investments Equities